UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 18, 2012
(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 18, 2012, Daniel E. Wolfus resigned as the Registrant’s Chairman of the board of directors and Chief Executive Officer due to health reasons.  Following his resignation, Mr. Wolfus will continue to serve as a director of the Registrant.  Mr. Wolfus’ resignation was not the result of any disputes with the Registrant.

On May 18, 2012, the Registrant’s board of directors unanimously appointed the Registrant’s current President, Kenneth A. Brunk, as Chairman and Chief Executive Officer of the Registrant.  Mr. Brunk will continue to serve in his capacity as President of the Registrant.

Mr. Brunk holds a B.S. degree in Metallurgical Engineering from Michigan Technological University.  He has completed accelerated management courses at Harvard, MIT and Darden Business Schools as well as other specialized training in the many facets of operating a business. During his 40 plus years in the mining business he has held several high level executive positions with companies that included Newmont, Romarco, Harrison Western, and Bateman Engineering. In each of these positions he has played a key role in the development and growth of the companies.

No changes were made to Mr. Brunk’s compensation arrangement with the Registrant pursuant to Mr. Brunk’s appointment.

Mr. Brunk is not related by blood or marriage to any of the Registrant’s directors or executive officers or any persons nominated by the Registrant to become directors or executive officers.  The Registrant has not engaged in any transaction in which Mr. Brunk or a person related to Mr. Brunk had a direct or indirect material interest.  To the Registrant’s knowledge, there is no arrangement or understanding between any of our officers or other persons and Mr. Brunk pursuant to which he was selected to serve as a director and officer.

Item 7.01. Regulation FD Disclosure.

On May 21, 2012, the Registrant issued a press release announcing the resignation of Daniel E. Wolfus as Chairman and Chief Executive Officer of the Registrant, and the appointment of Kenneth A. Brunk as Chairman and Chief Executive Officer of the Registrant, to replace Mr. Wolfus.  A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

The following Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

99.1             Press Release dated May 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: May 21, 2012	By:	/s/ Kenneth A. Brunk
Kenneth A. Brunk President, Chairman and Chief Executive Officer

EXHIBIT INDEX

The following Exhibit relating to 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release dated May 21, 2012